Prospectus Supplement	January 28, 2019

Putnam Europe Equity Fund
Prospectuses dated October 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Europe Equity Fund (“Europe Equity Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of Europe Equity Fund with and into Putnam International Equity Fund (“International Equity Fund”). Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Europe Equity Fund and its shareholders.

Europe Equity Fund and International Equity Fund have identical investment objectives and pursue similar investment strategies, though Europe Equity Fund focuses on securities of large and midsize European companies, while International Equity Fund invests in securities of large and midsize companies outside the United States, without a specific geographic focus. A full description of International Equity Fund, the similarities and differ -ences between it and Europe Equity Fund and the terms of the proposed merger will be contained in a prospectus/proxy statement (the “prospectus/proxy statement”), which is expected to be mailed to shareholders in early April 2019. The prospectus/proxy statement will solicit Europe Equity Fund shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Europe Equity Fund. A special meeting of shareholders of Europe Equity Fund is currently scheduled for May 29, 2019, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

The Board of Trustees of Europe Equity Fund has also approved the liquidation of class M shares of the fund. Class M shares of Europe Equity Fund will be closed to new investments (including exchanges) on or about February 25, 2019. Class M shares of Europe Equity Fund will be liquidated on or about March 8, 2018. Class M shareholders should consult their tax advisors about the tax implications of the liquidation of the share class.

If shareholders approve the proposed merger, Putnam Management currently expects that Europe Equity Fund may make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence in early June 2019 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Europe Equity Fund will be closed to new accounts on or about May 20, 2019. At any time prior to the close of the proposed merger (or liquidation, with respect to class M shares), you can sell your shares back to the fund or exchange them for shares of another Putnam

315585 1/19

fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Inter -national Equity Fund, nor is it a solicitation of any proxy. For more information regarding International Equity Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.